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                                                                  Exhibit 10(nn)
                                                                       conformed

                   AMENDMENT NUMBER 3 TO INVESTMENT AGREEMENT


            Reference is hereby made to the Investment Agreement, dated as of February 23, 1998 (the "Agreement"), between TPG Partners II, L.P. (the "Investor") and Oxford Health Plans, Inc. (the "Company"), as such agreement has been amended. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

            The Investor and the Company, pursuant to, and in accordance with,
Section 11.07 and Section 6.01 (c)(iv) of the Agreement, hereby agree to amend the Agreement by adding the following new subsection (e) to Section 6.01:

            "(e) Nothing contained in this Section 6.01 shall prohibit any individual who is an Affiliate of the Investor from acquiring Beneficial Ownership of shares of Common Stock; provided, that the aggregate number of shares of Common Stock acquired by all such individuals pursuant to this Section
6.01 (e) shall not exceed 2,000,000."

            This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which constitute one and the same instrument.

            This Amendment shall become effective upon the receipt by the Investor and the Company of all required approvals from state regulatory agencies. The Company and the Investor shall use their best efforts to obtain such approvals, and the Company shall promptly notify the Investor of the receipt of such approvals.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of November 19, 1998.


                                          TPG PARTNERS II, L.P.


                                          By:  /s/ Jonathan J. Coslet
                                               --------------------------------
                                               Name: Jonathan J. Coslet
                                               Title: Principal



                                          OXFORD HEALTH PLANS, INC.


                                          By:  /s/ Jeffery H. Boyd
                                               --------------------------------
                                               Name: Jeffery H. Boyd
                                               Title: Executive Vice President,
                                                      General Counsel